Exhibit 10.6

SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT (“Agreement”) made as of this _____ day of ___________, 2008, by and among VeruTEK Technologies, Inc., a Nevada corporation (the “Company”), and the undersigned subscriber of securities of the Company (the “Subscriber”).

WHEREAS, the Company intends to obtain subscriptions for the purchase and sale, in a private placement transaction (the “Offering”) pursuant to Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”), of Units (the “Units”) each consisting of two (2) shares of common stock of the Company, par value $.001 per share (the “Common Stock”), and a warrant to purchase one (1) share of Common Stock (a “Warrant”) at an exercise price of $1.30 per share (the “Warrants” and the Common Stock issuable upon the exercise of the Warrants are referred to herein as  the “Warrant Shares”), on the terms and conditions hereinafter set forth, and the Subscriber desires to acquire that number of Units set forth on the signature page hereof. The Units, the Common Stock, the Warrants and the Warrant Shares are sometimes individually and collectively referred to herein as “Securities.”

NOW, THEREFORE, for and in consideration of the promises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1. Subscription Procedure

1.1
Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Units as is set forth upon the signature page hereof at a price of $2.20 per Unit (the “Purchase Price”).  Subject to the terms and conditions hereinafter set forth, the Company agrees to sell such Units to the Subscriber for the Purchase Price.

1.2
The subscription period will begin as of April 18, 2008, and will terminate at 5:00 PM Eastern Daylight Time on May 16, 2008, unless terminated earlier or extended by the Company (the “Termination Date”).  The minimum dollar amount of Units that may be purchased by the Subscriber is $25,000 unless the Company elects to waive the requirement.  The consummation of the subscription contemplated hereby, in whole or in part, is subject to the satisfaction of the closing conditions set forth in Section 5 of this Agreement.

1.3
The Purchase Price will be held by Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel to the Company, as escrow agent (“Mintz Levin”), in a non-interest bearing escrow account until the closing of the purchase of the Units in the Offering pursuant to this Agreement (the “Subscription Closing”).  There may be multiple closings and amounts held in escrow at the time of any closing may be released at such closing; provided that the initial closing shall not occur until there are at least $5,000,000 of subscriptions in the aggregate being held by Mintz Levin (the “Initial Closing”).

1.4
The certificates for the Common Stock together with the accompanying Warrants bearing the name of the Subscriber will be delivered by the Company no later than twenty (20) business days following the final closing date of the Offering.  The Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to the Subscriber pursuant to this Agreement to the residential or business address indicated in the Investor Questionnaire (as defined below).

1.5	A copy of this Agreement, once executed by the Subscriber, should be faxed to (and the original sent by overnight courier to):

Mike Vagnini
Chief Financial Officer
VeruTEK Technologies, Inc.
65 West Dudley Town Road, Suite 100
Bloomfield, CT  06002
Fax:  (860) 242-9899

1.6
The Purchase Price for the Units purchased hereunder shall be paid by certified check, payable to Mintz Levin, Cohn, Ferris, Glovsky and Popeo, P.C, or by wire transfer to the Mintz Levin client funds account pursuant to the following instructions:

All wire transfers should also be accompanied by a facsimile notification of the wire to the attention of Mike Vagnini at (860) 242-9899.

1.7           The Company may, in its sole discretion, reject any subscription, in whole or in part, or terminate or withdraw the Offering in its entirety at any time prior to a closing in relation thereto.  The Company shall not be required to allocate among investors on a pro rata basis in the event of an over-subscription.

2. Representations and Covenants of Subscriber.

2.1
The Subscriber recognizes that the purchase of Units involves a high degree of risk in that (i) the Company will need additional capital but has no assurance of additional necessary capital; (ii) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units; (iii) an investor may not be able to liquidate his or her investment; (iv) transferability of the securities comprising the Units is extremely limited; (v) an investor could sustain the loss of his or her entire investment; and (vi) the Company is and will be subject to numerous other risks and uncertainties, including without limitation, significant and material risks relating to the Company’s business, and the industries and markets in which the Company will compete, as well as risks associated with the Offering, and the other transactions contemplated herein, in the Offering Memorandum dated February 16, 2008 and any supplements thereto (including all exhibits, schedules and attachments thereto, the “Offering Memorandum”), all as more fully set forth herein and in the Offering Memorandum.

2.2
The Subscriber represents that he or she is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Act, as indicated by his or her responses to the Investor Questionnaire (the “Investor Questionnaire”), the form of which is attached hereto as Exhibit A, and that he or she is able to bear the economic risk of an investment in the Units.  The Subscriber must complete the Investor Questionnaire to enable the Company to assess the Subscriber’s eligibility for the Offering.

2.3
The Subscriber acknowledges that he or she has prior investment experience, including without limitation, investment in non-listed and non-registered securities, and he or she has read all of the documents furnished or made available by the Company to him or her and evaluated the merits and risks of such an investment, and that he or she recognizes the highly speculative nature of this investment.

2.4
The Subscriber acknowledges receipt and careful review of the Offering Memorandum, this Agreement, the Common Stock Purchase Warrant representing the Warrants and any other attachments hereto and thereto (collectively, the “Offering Documents”) and hereby represents that he or she has been furnished or given access by the Company during the course of this Offering with or to all information regarding the Company and its respective financial condition and results of operations which he or she had requested or desired to know; that all documents which were specifically requested by the Subscriber and could be reasonably provided have been made available for his or her inspection and review; that he or she has been afforded the opportunity to ask questions of and receive answers from duly authorized representatives of the Company concerning the terms and conditions of the Offering, and any additional information which he or she had requested.  The Subscriber further represents and acknowledges that the Subscriber has not seen or received any advertisement or general solicitation with respect to the sale of any of the securities of the Company, including, without limitation, the Units.

2.5
The Subscriber acknowledges that this Offering of Units may involve tax consequences, and that the contents of the Offering Documents do not contain tax advice or information.  The Subscriber acknowledges that he or she must retain his or her own professional advisors to evaluate the tax and other consequences of an investment in the Units.

2.6
The Subscriber acknowledges that this Offering of Units has not been reviewed or approved by the United States Securities and Exchange Commission (“SEC”) and that the Offering is intended to be a nonpublic offering pursuant to Section 4(2) of the Act.  The Subscriber represents that the Units are being purchased for his or her own account, for investment and not for distribution or resale to others.  The Subscriber agrees that he or she will not sell or otherwise transfer any of the securities comprising the Units unless they are registered under the Act and any applicable state “blue sky” securities laws or unless an exemption from such registration is available and, upon the Company’s request, the Company receives an opinion of counsel reasonably satisfactory, in all respects, to the Company confirming that an exemption from such registration is available for such sale or transfer.

2.7
The Subscriber understands that the Units have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon his or her investment intention.  The Subscriber realizes that, in the view of the SEC, a purchase now with the intention to distribute would represent a purchase with an intention inconsistent with his or her representation to the Company, and the SEC might regard such a distribution as a deferred sale to which such exemption is not available.

2.8
The Subscriber understands that Rule 144 (the “Rule”) promulgated under the Act requires, among other conditions, a holding period prior to the resale of securities acquired in a non-public offering, such as the Offering, without having to satisfy the registration requirements under the Act.  The Subscriber consents that the Company may, in its sole discretion and if it desires, permit the transfer of the Common Stock included in the Units or issuable upon the exercise of the Warrants, in whole or in part, out of his or her name but only when his or her request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company, in all respects, that neither the sale nor the proposed transfer results in a violation of the Act, any applicable state “blue sky” securities laws or any applicable securities laws of any other country, province or jurisdiction (collectively, “Securities Laws”).  The Subscriber agrees to hold the Company and its respective directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by any of them as a result of any misrepresentation made by him or her contained herein or in the Investor Questionnaire.

2.9
The Subscriber consents to the placement of one or more legends on any certificate or other document evidencing his or her Units and the Common Stock or Warrants included in the Units or issuable upon the exercise of the Warrants stating that they have not been registered under the Act and are subject to the terms of this Agreement, and setting forth or referring to the restrictions on the transferability and sale thereof.

2.10
The Subscriber understands and acknowledges that the Company will review this Agreement and the Investor Questionnaire and the Company reserves the unrestricted right, in its sole discretion, to reject or limit any subscription and to close the Offering at any time or not close the Offering.

2.11
The Subscriber hereby represents that the address of Subscriber furnished at the end of this Agreement and in the Investor Questionnaire is the undersigned's principal residence if he or she is an individual or its principal business address if it is a corporation or other entity.

2.12
The Subscriber acknowledges that if the Subscriber is a Registered Representative of a the Financial Industry Regulatory Authority (“FINRA”) member firm, he or she must give such firm the notice required by the FINRA Conduct Rules, or any applicable successor rules of FINRA, receipt of which has been acknowledged by such firm on the signature page hereof.  The Subscriber shall also notify the Company if the Subscriber or any affiliate of Subscriber is a registered broker-dealer, in which case the Subscriber represents that the Subscriber is purchasing the Units in the ordinary course of business and, at the time of purchase of the Units, has no agreements or understandings, directly or indirectly, with any person to distribute the Units or any portion thereof.

2.13
The Subscriber hereby represents that, except as set forth in the Offering Documents, no representations or warranties have been made to the Subscriber by the Company or its agents, employees or affiliates and in entering into this transaction, the Subscriber is not relying on any information, other than that contained in the Offering Documents.

2.14	The Subscriber agrees that he or she will purchase securities in the Offering only if his or her intent at such time is to make such purchase for investment purposes and not with a view toward resale.

2.15
If the undersigned Subscriber is a partnership, corporation, trust or other entity, such partnership, corporation, trust or other entity further represents and warrants that:  (i) it was not formed for the purpose of investing in the Company; (ii) it is authorized and otherwise duly qualified to purchase and hold the Units; and (iii) that this Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the undersigned.

2.16
If the Subscriber is not a United States person, such Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Units or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Units, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Units.  Such Subscriber's subscription and payment for, and his or her or her continued beneficial ownership of the Units and of the shares of Common Stock included therein or to be issued upon the exercise of the Warrants, will not violate any applicable securities or other laws of the Subscriber's jurisdiction.

2.17
The Subscriber acknowledges that (i) the Offering Memorandum may contain material, non-public information concerning the Company within the meaning of Regulation FD promulgated by the SEC, and (ii) the Subscriber is obtaining such material, non-public information solely for the purpose of considering whether to purchase the Units pursuant to a private placement that is exempt from registration under the Act.  In accordance with Regulation FD and other applicable provisions of the Securities Laws, the Subscriber agrees to use such information only for the purpose set forth above in the immediately preceding sentence and to keep such information confidential and not to disclose it to any other person or entity except the Subscriber’s legal counsel, other advisors and other representatives who have agreed (i) to keep such information confidential, (ii) to use such information only for the purpose set forth above, and (iii) to comply with applicable securities laws with respect to such information.  In addition, the Subscriber further acknowledges that the Subscriber and such legal counsel, other advisors and other representatives are prohibited from trading in the Company’s securities while in possession of material, non-public information and agrees to refrain from purchasing or selling securities of the Company until such material, non-public information has been publicly disseminated by the Company.

2.18
The Subscriber understands and acknowledges that (i) the Units are being offered and sold to Subscriber without registration under the Act in a private placement that is exempt from the registration provisions of the Act under Section 4(2) of the Act and (ii) the availability of such exemption depends in part on, and that the Company will rely upon the accuracy and truthfulness of, the foregoing representations, and such Subscriber hereby consents to such reliance.

2.19
Neither the Subscriber, nor any Person acting on behalf of or pursuant to any understanding with the Subscriber, has, directly or indirectly, engaged in any transaction in the securities of the Company (including, without limitation any Short Sales involving any of the Company’s securities) since the time that such Subscriber was first contacted by the Company, or any other Person regarding an investment in the Company.  Such Subscriber covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with such Subscriber will engage, directly or indirectly, in any transaction in the securities of the Company (including Short Sales) prior to the time the transaction contemplated by this Agreement are publicly disclosed or while the Subscriber is in possession of any material non-pubic information.  “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act (as defined below) and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers.

3. Representations by the Company

Except as set forth in the reports previously filed by the Company on or after May 15, 2007 (the “SEC Reports”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or in the Offering Memorandum, the Company represents and warrants to the Subscriber that:

3.1
Organization and Authority.  The Company, and each of its respective subsidiaries, if any (i) is a corporation validly existing and in good standing under the laws of the jurisdiction of its incorporation, and (ii) has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as presently conducted, and the Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the Offering Documents being executed and delivered by it in connection herewith, and to consummate the transactions contemplated hereby and thereby.

3.2
Qualifications.  The Company, and each of its respective subsidiaries, if any, is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions where such qualification is necessary and where failure to so qualify could have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole or has the affect of preventing the Company from performing any of its duties or obligations under this Agreement (a “Material Adverse Effect”).

3.3
Capitalization of the Company.  The Common Stock and the Warrants to be issued to the Subscriber have been duly authorized, and when issued and paid for in accordance with this Agreement, the Common Stock will be duly and validly issued, fully paid and non-assessable, and the Warrant Shares, when issued upon exercise of the Warrants in exchange for the payment in full of the exercise price for such Warrant Share therein specified, will be duly and validly issued, fully paid and non-assessable.

3.4
Corporate Authorization.  The Offering Documents have been duly and validly authorized by the Company. This Agreement, assuming due execution and delivery by the Subscriber, and the Warrants, when the Subscription Agreement and the Warrants are executed and delivered by the Company, will be, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as the enforceability hereof and thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally and general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law.

3.5
Non-Contravention.  The execution and delivery of the Offering Documents by the Company, the issuance of the Units as contemplated by the Offering Documents, with or without the giving of notice or the lapse of time, or both, will not (i) result in any violation of any provision of the articles of incorporation or by-laws or similar instruments of the Company or its respective subsidiaries, if any, (ii) conflict with or result in a breach by the Company or its respective subsidiaries of any of the terms or provisions of, or constitute a default under, or result in the modification of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or its respective subsidiaries (if any) pursuant to, any agreements, instruments or documents filed as exhibits to the SEC Reports or any indenture, mortgage, deed of trust or other agreement or instrument to which Company or any of its subsidiaries is a party or by which Company or any of its subsidiaries or any of its properties or assets are bound, in any such case which would have a Material Adverse Effect, except to the extent that such conflict, breach, default, modification, lien, security interest, charge or encumbrance has been consented to or approved by or on behalf of the other party or parties to such agreement, instrument, document, indenture, mortgage, deed of trust or other agreement or instrument prior to the consummation of the Offering, (iii) violate or contravene any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over Company or any of its subsidiaries or any of its respective properties or assets that would have a Material Adverse Effect, (iv) have any material adverse effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company or its subsidiaries to own or lease and operate any of its properties and to conduct any of its business or the ability of the Company or its subsidiaries to make use thereof or (v) except for applicable requirements of federal securities laws and state securities or blue-sky laws, require filing with, or permit, authorization, consent or approval of, any third party, public body or authority, other than any filing, permit, authorization, consent or approval made or obtained prior to the consummation of the Offering, except those which the failure to so make or obtain would not have a Material Adverse Effect.

3.6
Information Provided.  The Company hereby represents and warrants to the Subscriber that the information set forth in the Offering Memorandum, the SEC Reports and any other document provided by the Company (or the Company’s authorized representatives) to the Subscriber in connection with the transactions contemplated by this Agreement, did not (in each case as of the respective date thereof) contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

3.7	Events Subsequent. Since January 1, 2008, as to the Company, there has not been any of the following that have not been disclosed to the Subscriber or disclosed in the SEC Reports:

(a)           Any sale, lease, transfer, license or assignment of any assets, tangible or intangible, of the Company, other than in the ordinary course of business;

(b)           Any material damage, destruction or property loss, whether or not covered by insurance, affecting adversely the properties or business of the Company;

(c)           Any declaration or setting aside or payment of any dividend or distribution with respect to the shares of capital stock of the Company or any redemption, purchase or other acquisition of any such shares;

(d)           Any subjection to any material lien on any of the assets, tangible or intangible, of the Company, other than in the ordinary course of business;

(e)           Any incurrence of any material indebtedness by the Company;

(f)           Any waiver or release by the Company of any right of any material value;

(g)           Any material increase in compensation or benefits paid to officers or directors of the Company, other than in the ordinary course of business;

(h)           Any material change made or authorized in the articles of incorporation or bylaws of the Company, except in the ordinary course of business;

(i)           Any loan to or other transaction with any officer, director or stockholder of the Company giving rise to any material claim or right of the Company against any such person or of such person against the Company; or

(j)           Any material adverse change in the condition (financial or otherwise) of the respective properties, assets, liabilities or business of the Company; or

                                (k)           any agreement, written or otherwise, to take any of the foregoing actions.

3.8
Compliance with Law.  Neither the Company nor any of its respective subsidiaries is in violation of or has any liability under any statute, law, rule, regulation, ordinance, decision or order of any governmental agency or body or any court, domestic or foreign, except where such violation or liability would not individually or in the aggregate have a Material Adverse Effect and to the knowledge of the Company there is no pending investigation that would reasonably be expected to lead to such a claim.

3.9
Consents.  The Company has all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits of, with and from all applicable judicial, regulatory and other legal or governmental agencies and bodies and all third parties, foreign and domestic (collectively, the “Consents”), to own, lease and operate their respective properties and conduct their respective businesses as are now being conducted and as disclosed in the Offering Memorandum, except where the failure to have any such Consent would not have a Material Adverse Effect.  Each such Consent is valid and in full force and effect, and the Company has not received written notice of any investigation or proceedings which results in or, if decided adversely to the Company, could reasonably be expected to result in, the revocation of, or imposition of a materially burdensome restriction on, any Consent.

3.10
Questionable Payments.  Neither the Company, nor any of its respective employees, agents or representatives have, directly or indirectly, made any bribes, kickbacks, illegal payments or illegal political contributions using Company funds or made any payments from the Company's funds, respectively, to governmental officials for improper purposes or made any illegal payments from the Company's funds, respectively, to obtain or retain business.

3.11
Intellectual Property.  The Company does not have any knowledge of any claim that, or inquiry as to whether, any product or service of the Company infringes upon or involves, or has resulted in the infringement of, any trademarks, patents, copyrights or other proprietary rights of any other person, corporation or other entity; and no such proceedings have been instituted, are pending or, to the Company’s knowledge, are threatened against the Company.  The Company: (i) owns or possesses all rights to use and/or license, as the case may be, all material patents, including any associated patent applications, trademarks, including any service marks, trade names, or registrations or applications therefor, copyrights and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems, formulae or procedures, “Intellectual Property”) necessary for the conduct of its business as being conducted and as described in the Offering Memorandum except where the failure to so own or possess would not have a Material Adverse Effect and (ii) does not believe that the conduct of its  business does or will conflict with, and has not received any notice of any claim of conflict with, any such right of others, which conflict would have a Material Adverse Effect.  All Intellectual Property developed by and belonging to Company (including, without limitation, that which is developed by contractors to Company which has not been patented) has been kept confidential using reasonable commercial efforts.  To Company’s knowledge, there is no infringement by third parties of any Intellectual Property owned by the Company.  There are no pending or, to Company’s knowledge, threatened actions, suits, proceedings or claims by others challenging Company’s rights in or to any Intellectual Property.

3.12
Insurance.  Company maintains insurance in such amounts and covering such risks as are customary for similarly-sized companies engaged in similar businesses in similar industries, all of which insurance is in full force and effect.  There are no material claims by Company under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause.  Company reasonably believes that it will be able to renew its existing insurance as and when such coverage expires or will be able to obtain replacement insurance adequate for the conduct of its business.

3.13
Legal Compliance.  To the knowledge of the Company, no claim has been filed against the Company alleging a violation of any applicable laws or regulations of foreign, federal, state and local governments and all agencies thereof.  The Company holds all of the material permits, licenses, certificates or other authorizations of foreign, federal, state or local governmental agencies required for its respective business as presently conducted.

3.14
Listing and Maintenance Requirements.  The Company’s common stock is currently quoted on the OTC Bulletin Board.  The Company has not, since May 15, 2007, received any notice from the OTC Bulletin Board or FINRA or any trading market on which the Company’s common stock is or has been listed or quoted to the effect that the Company is not in compliance with the quoting, listing or maintenance requirements of the OTC Bulletin Board or such other trading market.  The Company is in compliance with all such quoting, listing and maintenance requirements in all material respects.

3.15
No SEC or FINRA Inquiries.  Neither the Company nor, to the Company’s knowledge, any of its past or present officers or directors is the subject of any formal or informal inquiry or investigation by the SEC or FINRA.

3.16
Disclosure.  The representations and warranties and statements of fact made by the Company in this Agreement are, as applicable, accurate, correct and complete and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained herein not false or misleading.  The Company is and, at all times up to and including consummation of the transactions contemplated by this Agreement, and after giving effect to application of the net proceeds of the Placement, will not be, subject to registration as an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not and will not be an entity “controlled” by an “investment company” within the meaning of the 1940 Act.  The Company will initially utilize the proceeds of the Offering in such a manner so as to cause Company not to be subject to the 1940 Act, and will thereafter use its commercially reasonable efforts to avoid Company becoming subject to the 1940 Act.

3.17	Anti-takeover Device. Neither the Company nor any of its respective subsidiaries has any outstanding shareholder rights plan or “poison pill” or any similar arrangement. There are no provisions of any anti-takeover or business combination statute applicable to the Company or its Articles of Incorporation or Bylaws which would preclude the issuance and sale of the Securities, the reservation for issuance of the Warrant Shares and the consummation by the Company of the other transactions contemplated by this Agreement or any of the other Offering Documents.

3.18	Securities Law Compliance. Subject to the accuracy and completeness of the representations and warranties of the Subscriber contained in this Agreement, the Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Securities hereunder. Neither the Company nor anyone acting on its behalf, directly or indirectly, will sell, offer to sell or solicit offers to buy any of the Securities or similar securities to, or solicit offers with respect thereto from, or enter into any negotiations relating thereto with, any person, or has taken or will take any action, in any such case so as to bring the issuance and sale of any of the Securities issuable in the Offering under the registration provisions of the Act and applicable state securities laws, and neither the Company nor, to the knowledge of the Company, any of its affiliates or any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Act) in connection with the offer or sale of any of the Securities

4. Covnants

The Company covenants with the Subscriber as follows, which covenants are for the benefit of the Subscriber and its, his or her permitted assignees.

4.1           Securities Compliance.  The Company shall notify the SEC in accordance with its rules and regulations, of the transactions contemplated by any of Offering Documents and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Subscriber, or their respective subsequent holders.

4.2           Reporting Requirements.  If the Company ceases to file its periodic reports with the SEC, or if the SEC ceases making these periodic reports available via the Internet without charge, then the Company shall, promptly after filing with the SEC, furnish the following to the Subscriber so long as the Subscriber shall be obligated hereunder to purchase the Securities or shall beneficially own Securities:

(a)           Quarterly Reports filed with the SEC on Form 10-Q, if any;
(b)           Annual Reports filed with the SEC on Form 10-K, if any; and
(c)
Copies of all notices, information and proxy statements in connection with any meetings, that are, in each case, provided to holders of shares of Common Stock, if any, contemporaneously with the delivery of such notices or information to such holders of Common Stock.

4.3           Other Agreements.  The Company shall not enter into any agreement in which the terms of such agreement would restrict or impair the right or ability of the Company or any Subsidiary to perform in any material respect its obligations under any Offering Documents.

4.4           Use of Proceeds.  The Company will use the net proceeds from the sale of the Securities for the purposes set forth in the Offering Memorandum under the section titled “Use of Proceeds.”

4.5           Form D.  The Company agrees to file a Form D with respect to the Securities as required by Rule 506 under Regulation D.

4.6           No Integrated Offerings.  The Company shall not make any offers or sales of any security (other than the Securities being offered or sold hereunder) under circumstances that would require registration of the Securities being offered or sold hereunder under the Act.

4.7           Pledge of Securities.  The Company acknowledges and agrees that the Securities may be pledged by the Subscriber in connection with a bona fide loan or financing arrangement that is secured by the Common Stock.  The pledge of Common Stock shall not be deemed to be a transfer, sale or assignment of the Common Stock hereunder, and no Subscriber effecting a pledge of Common Stock shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or the Warrants; provided that the Subscriber and its pledgee shall be required to comply with all of the provisions of this Agreement in order to effect a sale, transfer or assignment of Common Stock to such pledgee.  At the Subscriber's expense, the Company hereby agrees to execute and deliver such documentation as a pledgee of the Common Stock may reasonably request in connection with a pledge of the Common Stock to such pledgee by the Subscriber.

4.8           Confidentiality.  The Subscriber agrees that it will not disclose and it will cause its officers, directors, employees, representatives, agents, and advisers not to disclose, any Confidential Information (as hereinafter defined), at any time or in any manner, provided that (i) any disclosure of such information may be made to which the Company and Subscriber consent in writing; and (ii) such information may be disclosed if so, and to the extent, required by law or regulatory authority; provided, however, that prior to disclosure of information pursuant to clause (ii) above, Subscriber shall notify the Company that Subscriber intends to make such disclosure and, upon the Company’s request, Subscriber use all requisite reasonable efforts to obtain assurances that confidential treatment will be accorded to such information to the extent such assurances are available.  “Confidential Information” means information or knowledge obtained in any due diligence or other investigation relating to the negotiation and execution of this Agreement, information relating to the terms of the transactions contemplated hereby and any information furnished by or on behalf of the Company or identified as confidential in writing by the Company; provided, however, that Confidential Information shall not include information or knowledge that (a) becomes generally available to the public absent any breach of this Section 4.10, (b) was available on a non-confidential basis to a party prior to its disclosure pursuant to this Agreement, or (c) becomes available on a non-confidential basis from a third party who is not bound to keep such information confidential.

5.           Closing Conditions

5.1           Conditions Precedent to the Obligation of the Company to Close and to Sell the Securities.  The obligation hereunder of the Company to close and issue and sell the Securities to the Subscriber at the date of the Subscription Closing (the “Subscription Closing Date”) is subject to the satisfaction or waiver, at or before the Subscription Closing of the conditions set forth below.  These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

(a)           Accuracy of the Subscriber’s Representations and Warranties.  The representations and warranties of the Subscriber shall be true and correct in all respects as of the date when made and as of the Subscription Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all respects as of such date.

(b)           Performance by the Subscriber.  The Subscriber shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Subscriber at or prior to the Subscription Closing Date.

(c)           No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d)           No Proceedings or Litigation.  No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or any Subsidiary, or any of the officers, directors or affiliates of the Company or any Subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

(e)           Delivery of Purchase Price.  The Subscriber shall have delivered to the Company the purchase price for the Securities to be purchased by the Subscriber.

(f)           Delivery of this Agreement and the Warrants.  This Agreement and the Warrants shall have been duly executed and delivered by the Subscriber.

(g)           Acceptance of Subscription.  The subscription contemplated by this Agreement shall have been accepted by the Company, in its sole discretion.

5.2           Conditions Precedent to the Obligation of the Subscriber to Close and to Purchase the Securities.  The obligation hereunder of the Subscriber to purchase the Securities and consummate the transactions contemplated by this Agreement is subject to the satisfaction or waiver, at or before the Subscription Closing Date, of each of the conditions set forth below.  These conditions are for the Subscriber’s sole benefit and may be waived by the Subscriber at any time in its sole discretion.

(a)           Delivery of Company Certificate.  The Company shall have delivered a certificate to Mintz Levin, as escrow agent, certifying as to the following:

(i)            Accuracy of the Company's Representations and Warranties.  Each of the representations and warranties of the Company in this Agreement is true and correct in all respects as of the Subscription Closing Date, except for representations and warranties that speak as of a particular date, which shall be true and correct in all respects as of such date.

(ii)            Performance by the Company.  The Company has performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Subscription Closing Date.

(iii)            No Suspension, Etc.  Trading in the Common Stock has not been suspended by the SEC or the OTC Bulletin Board (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Subscription Closing Date), and, at any time prior to the Subscription Closing Date, trading in securities generally as reported by Bloomberg Financial Markets (“Bloomberg”) shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by Bloomberg, or on the New York Stock Exchange, nor shall a banking moratorium have been declared either by the United States or New York State authorities.

(iv)            No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction has been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(v)            No Proceedings or Litigation.  No action, suit or proceeding before any arbitrator or any governmental authority has been commenced, and no investigation by any governmental authority has been threatened, against the Company or any Subsidiary, or any of the officers, directors or affiliates of the Company or any Subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

(vi)            Material Adverse Effect.  No Material Adverse Effect has occurred and is continuing  between the date of this Agreement and the Subscription Closing Date.

(b)           Receipt of Minimum Subscriptions.  For purposes of the Initial Closing, the escrow agent shall have received at least an aggregate of $5,000,000 of subscription funds, it being understood that such threshold amount and the satisfaction of this Section 5.2(b) is not required for any subsequent closings

6.           Miscellaneous.

6.1           Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company at VeruTEK Technologies, Inc., 65 West Dudley Town Road, Suite 100, Bloomfield, CT  06002, Attention:  John Collins, Chief Executive Officer, with a copy to (which shall not constitute notice) Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111, Attention:  Sahir C. Surmeli, Esq., and to the Subscriber at the address indicated on the signature page of this Agreement.  Notices shall be deemed to have been given three (3) business days after the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

6.2           This Agreement may be amended through a written instrument signed by the Subscriber and the Company; provided, however, that the terms of Section 4 of this Agreement may be amended without the consent or approval of the Subscriber so long as such amendment applies in the same fashion to the subscription agreements of all of the other subscribers for Units in the Offering and the other terms of this Agreement may be amended without the consent or approval of the Subscriber so long as such amendment applies in the same fashion to the subscription agreements of all of the other subscribers for Units in the Offering and at least holders of a majority of the Units sold in the Offering have given their approval of such amendment, which approval shall be binding on all holders of Units.

6.3           This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns.  This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.  This Agreement may not be assigned by the Subscriber without the prior written consent of the Company.

6.4           Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Nevada (without regard to the choice of law rules thereof).

6.5           This Agreement may be executed in counterparts.  Notwithstanding anything in herein to the contrary, this Agreement shall not be binding upon the Company unless and until it is accepted by the Company.  Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or to delete other persons as subscribers.

6.6           The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.

6.7           It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

6.8           The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

6.9           The Company and the Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the other Offering Documents are not performed in accordance with their specific terms or are otherwise breached.  It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement or the other Offering Documents and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

6.10           The representations and warranties of the Company and the Subscriber shall survive the execution and delivery hereof and the Subscription Closing until the second anniversary of the Subscription Closing Date.

6.11           As the context requires, all terms used herein in the singular shall extend to and include the plural, all terms used in the plural shall extend to and include the singular, and all terms used in either gender or the neuter shall extend to the other gender or be neutral.  All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as the identity of the parties hereto may require.  For purposes of this Agreement, the words “knowledge of the Company,” “Company’s knowledge” and similar language shall mean the actual knowledge of the executive officers of the Company.

6.12           The obligation of the Subscriber hereunder is several and not joint with the obligations of any other subscribers for the purchase of Units in the Offering (the “Other Subscribers”), and the Subscriber shall not be responsible in any way for the performance of the obligations of any Other Subscribers.  Nothing contained herein or in any other agreement or document delivered at the Subscription Closing, and no action taken by the Subscriber pursuant hereto, shall be deemed to constitute the Subscriber and the Other Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscriber and the Other Subscribers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement.  The Subscriber shall be entitled to protect and enforce the Subscriber’s rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any Other Subscriber to be joined as an additional party in any proceeding for such purpose.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.  The Subscriber is not acting as part of a “group” (as that term is used in Section 13(d) of the 1934 Act) in negotiating and entering into this Agreement or purchasing the Units or acquiring, disposing of or voting any of the underlying Common Shares or the Warrant Shares.  The Company hereby confirms that it understands and agrees that the Subscriber is not acting as part of any such group.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

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Full Legal Name of Subscriber (Please print)                                                                                       Full Legal Name of Co-Subscriber (if applicable)

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Signature of (or on behalf of) Subscriber                                                                                             Signature of or on behalf of Co-Subscriber (if applicable)
Name:
Title:

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Address of Subscriber                                                                                                                            Address of Co-Subscriber (if applicable)

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Social Security or Taxpayer                                                                                                                    Social Security or Taxpayer Identification
Identification Number of Subscriber                                                                                                     Number of Co-Subscriber (if applicable)

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Number of Units Subscribed For

Subscription Agreed to and Accepted
VeruTEK Technologies, Inc., a Nevada corporation

By:	/s/
John Collins
Chief Executive Officer